Exhibit 10.1
EXECUTION COUNTERPART
AMENDMENT NO. 4
          AMENDMENT NO. 4 dated as of August 26, 2008 among THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), a Florida corporation, as borrower (the “Borrower”), its Subsidiaries listed on the signature pages hereto, as grantors (the “Grantors”), the Lenders executing this Amendment No. 4 on the signature pages hereto and BNP PARIBAS, in its capacity as Administrative Agent under the Credit Agreement referred to below (together with its permitted successors, the “Administrative Agent”).
          The Borrower, the Lenders party thereto (including the Lenders executing this Amendment No. 4 on the signature pages hereto) and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of January 24, 2007 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower.
          The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the condition precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Definitions.
          (a) The definition of “Additional Capital Expenditures Basket” in Section 1.1 of the Credit Agreement shall be deleted.
          (b) The following new defined terms shall be inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical location:
     “Amendment No. 4” shall mean Amendment No. 4 to this Agreement dated as of August 14, 2008.”
     “Expired Capital Expenditure Basket” means the sum of (a) Seventy-Five Million Dollars ($75,000,000) plus (b) the Net Cash Proceeds from the offering of equity securities of the Borrower or any of its Restricted Subsidiaries made after the Acquisition Date and before the date of Amendment No. 3. For purposes of the definition of “Permitted Acquisition” in this Section 1.1 and of Section 11.3(j) hereof, the Expired Capital Expenditure Basket shall be deemed to be utilized to the extent that it was used by the Borrower to increase the amount of Capital Expenditures permitted to be made by it before the date of Amendment No. 3 in accordance with Section 10.3 hereof as in effect before giving effect to Amendment No. 3.”
Amendment No. 4

          (c) Each reference to “Additional Capital Expenditure Basket” in the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement and of Section 11.3(j) of the Credit Agreement shall be replaced by “Expired Capital Expenditure Basket”.
          2.03. Leverage Ratios — Total Leverage Ratio. The table in Section 10.1(a) of the Credit Agreement shall be amended to read as follows:

“Period	Maximum Ratio
Closing Date through penultimate day of Fiscal Year 2009	4.50 to 1.0

Last day of Fiscal Year 2009 through penultimate day of Fiscal Year 2010	4.25 to 1.0

Last day of Fiscal Year 2010 through penultimate day of Fiscal Year 2011	3.25 to 1.0

Thereafter	3.00 to 1.0	”
          2.04. Leverage Ratios — Senior Secured Leverage Ratio. The table in Section 10.1(b) of the Credit Agreement shall be amended to read as follows:

“Period	Maximum Ratio
Closing Date through penultimate day of Fiscal Year 2010	3.25 to 1.0

Last day of Fiscal Year 2010 through penultimate day of Fiscal Year 2011	2.25 to 1.0

Thereafter	2.00 to 1.0	”
          2.05. Interest Coverage Ratio. Section 10.2 of the Credit Agreement shall be amended to read as follows:
          “SECTION 10.2 Interest Coverage Ratio. Permit the ratio of EBITDA for the period of four (4) consecutive Fiscal Quarters ending on any date to Interest Expense payable in cash for the period of four (4) consecutive Fiscal Quarters ending on such date to be less than 3.00 to 1.0.”
          2.06. Capital Expenditures. Section 10.3 of the Credit Agreement shall be amended to read as follows:
     “SECTION 10.3 Capital Expenditures. Permit Capital Expenditures in any Fiscal Year to be greater than the amount set forth below opposite such Fiscal Year; provided, however, that (i) the maximum amount of Capital Expenditures permitted in any Fiscal Year pursuant to the table below (beginning with Fiscal Year 2009) shall be increased by the amount of Capital Expenditures that were permitted to be made pursuant to the table below in the immediately preceding Fiscal Year (without giving effect to any carryover amount from prior Fiscal Years) over the amount of Capital Expenditures actually made during such preceding Fiscal Year as permitted pursuant to the table below (and for purposes hereof, the amount of such Capital Expenditures made during any Fiscal Year shall be deemed to have been made first from the amount permitted in such Fiscal Year pursuant to the table below without giving effect to any
Amendment No. 4

such carryover from the preceding Fiscal Year and last from the carryover, if any, from the preceding Fiscal Year) and (ii) the maximum amount of allowable Capital Expenditures permitted to be carried over pursuant to the preceding clause (i) shall not exceed $30.0 million (for any carryover from Fiscal Year 2008 to Fiscal Year 2009), $50.0 million (for any carryover from Fiscal Year 2009 to Fiscal Year 2010), or $20.0 million (for any carryover from Fiscal Year 2010 or any subsequent Fiscal Year to the following Fiscal Year):

Aggregate Annual
Amount
Fiscal Year	(in millions)
Fiscal Year 2008	$200.0

Fiscal Year 2009	$275.0

Each Fiscal Year thereafter	$50.0 ”
          2.06. Increase of Revolving Credit Commitments. Clause (a) of the proviso in the first sentence of Section 14.22(a) of the Credit Agreement shall be amended to read as follows:
“(a) after giving effect to such amendment, (i) the sum of the aggregate amount of increases in the Revolving Credit Commitments made pursuant to this Section 14.22 during the period commencing on the date of Amendment No. 4 and ending on December 31, 2008 plus the aggregate amount of Incremental Term Loans made pursuant to Section 14.23 during the period commencing on the date of Amendment No. 4 and ending on December 31, 2008 shall not exceed One Hundred Fifty Million Dollars ($150,000,000) and (ii) the sum of the aggregate amount of increases in the Revolving Credit Commitments made pursuant to this Section 14.22 after December 31, 2008 plus the aggregate amount of Incremental Term Loans made pursuant to Section 14.23 after December 31, 2008 shall not exceed One Hundred Fifty Million Dollars ($150,000,000)”.
          2.07. Incremental Term Loans. Clause (c) of the second paragraph of Section 14.23 of the Credit Agreement shall be amended to read as follows:
“(c) (i) the sum of the aggregate amount of increases in the Revolving Credit Commitments made pursuant to Section 14.22 during the period commencing on the date of Amendment No. 4 and ending on December 31, 2008 plus the aggregate amount of Incremental Term Loans made pursuant to this Section 14.23 during the period commencing on the date of Amendment No. 4 and ending on December 31, 2008 shall not exceed One Hundred Fifty Million Dollars ($150,000,000) and (ii) the sum of the aggregate amount of increases in the Revolving Credit Commitments made pursuant to Section 14.22 after December 31, 2008 plus the aggregate amount of Incremental Term Loans made pursuant to this Section 14.23 after December 31, 2008 shall not exceed One Hundred Fifty Million Dollars ($150,000,000)”.
          Section 3. Condition Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt by the Administrative Agent of counterparts of this Amendment No. 4 executed by the Borrower, the Grantors, the Administrative Agent and the Required Lenders.
Amendment No. 4

          Section 4. Security Documents. The Borrower and the Grantors hereby ratify and confirm the respective Guaranty Obligations and Liens granted by them under the Security Documents in favor of the Secured Parties.
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature pages to follow]
Amendment No. 4

BNP PARIBAS, as Lender
By:	/s/ John D. Emery
	Name:	JOHN D. EMERY
	Title:	Director Loan and High Yield Capital Markets

By:	/s/ Josh Treadwell
	Name:	JOSH TREADWELL
	Title:	VICE PRESIDENT

BNP PARIBAS, as Administrative Agent
By:	/s/ John D. Emery
	Name:	JOHN D. EMERY
	Title:	Director Loan and High Yield Capital Markets

By:	/s/ Josh Treadwell
	Name:	JOSH TREADWELL
	Title:	VICE PRESIDENT

Amendment No. 4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), as Borrower

By:	/s/ John G. O’Rourke Name: John G. O’Rourke
Title: SVP & CFO

CORRECTIONAL SERVICES CORPORATION, as Grantor

By: Name:	/s/ John G. O’Rourke John G. O’Rourke
Title:	VP & Treasurer

GEO ACQUISITION II, INC., as Grantor

By: Name:	/s/ John G. O’Rourke John G. O’Rourke
Title:	Vice President – Finance

GEO CARE, INC. (formerly known as Atlantic Shores Healthcare, Inc.), as Grantor

By: Name:	/s/ John G. O’Rourke John G. O’Rourke
Title:	Treasurer

GEO RE HOLDINGS LLC (formerly known as WCC RE Holdings, LLC), as Grantor

By: Name:	/s/ John G. O’Rourke John G. O’Rourke
Title:	SVP & Treasurer
[Signature pages continue]
Amendment No. 4

CPT OPERATING PARTNERSHIP, L.P., as
Grantor

By:	/s/ John G. O’Rourke

Name: John G. O’Rourke
Title: Vice President – Finance

CPT LIMITED PARTNER, LLC, as Grantor

By:	/s/ John G. O’Rourke

Name: John G. O’Rourke
Title: President – Finance

CORRECTIONAL PROPERTIES PRISON
FINANCE LLC, as Grantor

By:	/s/ John G. O’Rourke

Name: John G. O’Rourke
Title: Vice President – Finance

PUBLIC PROPERTIES DEVELOPMENT
AND LEASING LLC, as Grantor

By:	/s/ John G. O’Rourke

Name: John G. O’Rourke
Title: Vice President – Finance
[Signature pages continue]
Amendment No. 4